Execution Version REGISTRATION RIGHTS AGREEMENT This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into effective as of May 11, 2023 by and among Daktronics, Inc., a South Dakota corporation, with headquarters located at 201 Daktronics Drive, Brookings, SD 57006 (the “Company”), and Alta Fox Opportunities Fund, LP (the “Buyer”). WHEREAS: A. In connection with the Securities Purchase Agreement by and among the parties hereto dated as of May 11, 2023 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer on the Closing Date senior second lien secured convertible notes of the Company (the “Notes”), which will, among other things, be convertible into the Company’s common stock, no par value per share (the “Common Stock”) (the shares of Common Stock issuable upon conversion under the terms of the Notes, collectively, the “Conversion Shares”). B. In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows: 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings: (a) “Adoption Agreement” means an Adoption Agreement substantially in the form attached hereto as Exhibit B. (b) “Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act. (c) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York generally are open for use by customers on such day. (d) “Closing Date” shall have the meaning ascribed to such term in the Securities Purchase Agreement. 1 EXHIBIT 10.6

2 (e) “Cutback Shares” means any of the Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415. For the purpose of determining the Cutback Shares, in order to determine any applicable Required Registration Amount, each Investor shall give written notice to the Company with respect to the allocation of its Cutback Shares. (f) “effective” and “effectiveness” refer to a Registration Statement that has been declared effective by the SEC or otherwise becomes effective automatically in accordance with the rules and regulations of the SEC and is available for the resale of the Registrable Securities required to be covered thereby. (g) “Effective Date” means the date that the Registration Statement has been declared effective by the SEC or otherwise becomes effective automatically in accordance with the rules and regulations of the SEC. (h) “Effectiveness Deadline” means the date which is the earlier to occur of (x) sixty (60) calendar days after the Filing Date and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business. (i) “Eligible Market” the Principal Market, the NYSE American, The Nasdaq Global Market, The Nasdaq Capital Market or The New York Stock Exchange. (j) “Filing Date” means the date on which the Registration Statement is filed with the SEC. (k) “Filing Deadline” means the date which is the earlier of (x) seventy five (75) calendar days after the Closing Date and (y) the date of filing with the SEC of the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2023. (l) “Investor” means the Buyer or a Permitted Transferee or any other transferee or assignee thereof to whom the Buyer assigns its rights under this Agreement and who delivers to the Company a duly executed Adoption Agreement and any transferee or assignee thereof who delivers to the Company a duly executed Adoption Agreement. (m) “Lead Investor” means Alta Fox Opportunities Fund, LP. (n) “Permitted Transferee” means any Affiliate of the Buyer or any Transferee that receives from the Buyer (i) a number of Registrable Securities having a reasonably estimated value of at least $2,500,000 on the date of such Transfer (or on the date of the binding agreement with respect to such Transfer) or (ii) Registrable Securities issuable in respect of Notes with a Conversion Amount (as such term is defined in the Notes) of at least $2,500,000 on the date of such Transfer (or on the date of the binding agreement with respect to such Transfer); provided, in each case, that such Transferee has delivered to the Company a duly executed Adoption Agreement. (o) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and any government or any department or agency thereof.

3 (p) “Principal Market” means The Nasdaq Global Select Market. (q) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC or such Registration Statement otherwise becoming automatically effective in accordance with the rules and regulations of the SEC. (r) “Registrable Securities” means (i) the Conversion Shares issued or issuable pursuant to the terms of the Notes and (ii) any capital stock of the Company issued or issuable with respect to the Notes or the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange, adjustment to the Conversion Price or similar event or otherwise, in each case, without regard to any limitations on conversion and/or redemption of the Notes; provided, that any Registrable Security will cease to be a Registrable Security upon the earliest to occur of when (A) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been disposed of pursuant to such Registration Statement, (B) such Registrable Security may be disposed of without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act or (C) such Registrable Security has been sold or disposed of in a transaction in which the Transferor’s rights under this Agreement are not assigned to the Transferee pursuant to Section 9; and provided, further, that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of any security that has ceased to be a Registrable Security shall not be a Registrable Security. (s) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale of the Registrable Securities. (t) “Registration Statement Failure” means the occurrence of a Registration Failure, Filing Failure, Effectiveness Failure or Maintenance Failure. (u) “Required Holders” means the holders of at least a majority of the Registrable Securities and shall include the Lead Investor so long as the Lead Investor or any of its Affiliates holds any Registrable Securities. (v) “Required Registration Amount” means a number of Conversion Shares equal to 110% of the maximum number of Conversion Shares issued and issuable pursuant to the terms of the Notes, as of the Trading Day immediately preceding the applicable date of determination and all subject to adjustment as provided in Section 2(f), without regard to any limitations on conversion and/or redemption of the Notes. (w) “Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis. (x) “SEC” means the United States Securities and Exchange Commission. (y) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not

4 designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time). (z) “Transfer” means any offer, sale, pledge, encumbrance, hypothecation, entry into any contract to sell, grant of an option to purchase, short sale, assignment, transfer, exchange, gift, bequest or other disposition, direct or indirect, in whole or in part, by operation of law or otherwise. “Transfer,” when used as a verb, and “Transferee” and “Transferor” have correlative meanings. 2. Registration. (a) Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-3 covering the resale of all of the Required Registration Amount of Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(e). The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount determined as of the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(f). The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Plan of Distribution” and “Selling Shareholders” sections in form reasonably satisfactory to the Investor. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 5:30 p.m. New York time on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. (b) Additional Registrations. Notwithstanding anything to the contrary in this Agreement, if the SEC prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Registration Statement for the resale of the Registrable Securities pursuant to Rule 415 of the Securities Act, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the SEC. In such event, the number of Registrable Securities to be registered for each Investor named in the Registration Statement shall be reduced pro rata among all such selling Investors and, following the Effectiveness Date, as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend the Registration Statement or file a new Registration Statement to register such additional Registrable Securities and cause such amendment or new Registration Statement to become effective as promptly as practicable. Unless required under applicable law, in no event shall any Investor be identified as a statutory underwriter in the Registration Statement; provided, that if an Investor is required to be so identified as a statutory underwriter in the Registration Statement, the Investor will have an opportunity to withdraw its Registrable Securities from the Registration Statement. (c) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In the event that an Investor sells or otherwise Transfers any of such Investor’s Registrable Securities to another Investor, each Transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such Transferor. Any shares of Common Stock

5 included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders. (d) Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Goodwin Procter LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement. (e) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC or otherwise becomes effective automatically in accordance with the rules and regulations of the SEC. (f) Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) or Section 2(b) is insufficient to cover the Required Registration Amount of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall use its reasonable best efforts to amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) calendar days after the necessity therefor arises. The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the Required Registration Amount. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion and/or redemption of the Notes and such calculation shall assume (i) that the Notes are then convertible into the maximum number of shares of Common Stock issuable upon conversion under the terms of the Notes, based on the maximum conversion ratio determined in accordance with the terms of the Notes and (ii) the initial outstanding principal amount of the Notes remains outstanding through the scheduled Maturity Date (as defined in the Notes) and no redemptions of the Notes occur prior to the scheduled Maturity Date. (g) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) the Registration Statement when declared effective fails to register the Required Registration Amount of Registrable Securities (a “Registration Failure”), (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC or does not otherwise become effective automatically on or before the applicable Effectiveness Deadline, (an “Effectiveness Failure”) or (iii) on any day after the applicable Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as

6 defined in Section 3(r)) pursuant to such Registration Statement or otherwise (including, without limitation, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance or the additional obligation of the Company to register any Cutback Shares), the Company shall pay to each Investor holding Registrable Securities relating to such Registration Statement an amount in cash equal to (i) with respect to the first thirty (30) day period following the first day of any Registration Statement Failure, one percent (1.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor’s Registrable Securities that would be included in the Registration Statement to which the applicable Registration Statement Failure relates but for such Registration Statement Failure, whether or not included in such Registration Statement, (ii) with respect to the second thirty (30) day period following the first day of any Registration Statement Failure, for the first fifteen (15) days thereof, one percent (1.0%) of the aggregate Purchase Price of such Investor’s Registrable Securities that would be included in the Registration Statement to which the applicable Registration Statement Failure relates but for such Registration Statement Failure, whether or not included in such Registration Statement, and, for the next fifteen (15) days thereof, one and one-half percent (1.5%) of the aggregate Purchase Price of such Investor’s Registrable Securities that would be included in the Registration Statement to which the applicable Registration Statement Failure relates but for such Registration Statement Failure, whether or not included in such Registration Statement, and (iii) with respect to any subsequent thirty (30) day periods, one and one-half percent (1.5%) of the aggregate Purchase Price of such Investor’s Registrable Securities that would be included in the Registration Statement to which the applicable Registration Statement Failure relates but for such Registration Statement Failure, whether or not included in such Registration Statement (the “Registration Delay Payments”). Registration Delay Payments shall be paid to each applicable Investor on each of the following dates: (i) the day of a Registration Failure, (ii) the day of a Filing Failure; (iii) the day of an Effectiveness Failure; (iv) the initial day of a Maintenance Failure; (v) on the thirtieth day after the date of a Registration Failure and every thirtieth day thereafter (pro-rated for periods totaling less than thirty days) until such Registration Failure is cured; (vi) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro-rated for periods totaling less than thirty days) until such Filing Failure is cured; (vii) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro-rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (viii) on the thirtieth day after the initial date of a Maintenance Failure and every thirtieth day thereafter (pro-rated for periods totaling less than thirty days) until such Maintenance Failure is cured; provided, however, that in the event a Public Information Failure (as defined in the Securities Purchase Agreement), solely to the extent such event will also be considered a Maintenance Failure and occurs on or prior to the twelve (12) month anniversary of the Closing Date, is then existing, no payments hereunder shall accrue and the Company shall not otherwise be obligated to make any payments hereunder. Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear simple, non-compounding interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. For avoidance of doubt, the accrual of any Registration Delay Payment amounts with respect to any Investor pursuant to this Section 2(g) shall cease at such time as such Investor shall cease to hold any Registrable Securities (or, in the event that any Registration Statement Failure occurs at such time as any such Investor holds no Registrable Securities, no Registration Delay Payments shall accrue with respect to such Investor). Notwithstanding anything to the contrary herein, in no event shall the aggregate amount of Registration Delay Payments payable hereunder, Public Information Failure Payments (as defined in the Securities Purchase Agreement) payable under the Securities Purchase Agreement and amounts payable pursuant to a Conversion Failure (as defined in the Notes) under the Notes, together with

7 any interest accrued thereon in accordance with this Agreement, the Securities Purchase Agreement and the Notes (as applicable), exceed fifteen percent (15.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) for all Investors (with such amounts to be paid pro rata in such event). (h) Limitation on Other Registration Statements. The Company shall not file another registration statement relating to the resale of Common Stock by any holder thereof under the Securities Act prior to the earlier of (i) date that the Registration Statement is declared effective by the SEC and (ii) the end of the Registration Period (as defined in Section 3(a). (i) Specific Performance. Without limiting the remedies available to the Investors, the Company acknowledges that any failure by the Company to comply with its obligations under this Section 2 will result in material irreparable injury to the Investors for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investors may obtain such relief as may be required to specifically enforce the Company’s obligations under this Section 2. 3. Related Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b), 2(e) or 2(f), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall use its reasonable best efforts to comply with the following obligations: (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act, (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement or (iii) all of the Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Registration Period”). The Company shall ensure that, when effective, (i) each Registration Statement (including any amendments or supplements thereto) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) in the case of any prospectus contained in a Registration Statement, such prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which such statements were made, not misleading. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable after receipt thereof. (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such

8 Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K, proxy statement or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement. (c) The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects in writing. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3. (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including financial statements and schedules, all exhibits and, if requested by an Investor, all documents incorporated therein by reference), the prospectus included therein (including each preliminary prospectus) and such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor. (e) If applicable, the Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as each Investor shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension

9 of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any applicable jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose. (f) The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event but in any event on the same Trading Day as such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, if requested by an Investor, unless filed with the SEC through EDGAR and available to the public through the EDGAR system, deliver one copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 5:30 p.m. New York City time on the Trading Day following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to promptly obtain the withdrawal of such order or suspension and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose. (h) If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors. (i) If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall make available for inspection by (i) such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which

10 any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations. (j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information. (k) The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or (iii) if, despite the Company’s best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on another Eligible Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k). (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (or book-entry notations) (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates (or book-entry notations) to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request; provided, that the Investors have provided all documentation and evidence (which may include an opinion of counsel and a customary representation letter) as may be reasonably required by the Company or its transfer agent. (m) If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered

11 or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post- effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities. (n) The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities. (o) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of a Registration Statement. (p) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder. (q) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC or otherwise becomes effective automatically, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A. (r) Notwithstanding anything to the contrary herein, the Company may (i) delay the filing or effectiveness of a Registration Statement (or any amendment thereto) or (ii) suspend the Investors’ use of any prospectus that is part of a Registration Statement upon prompt written notice to each Investor whose Registrable Securities are included in such Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Investor shall discontinue sales of Registrable Securities pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Securities), in each case for a period of up to forty five (45) days, if the Board of Directors or the Chief Executive Officer of the Company determines that (A) such delay or suspension is in the best interest of the Company and its stockholders generally due to a pending financing or other transaction involving the Company (including a pending securities offering by the Company), (B) such registration or use of such prospectus would render the Company unable to comply with applicable securities laws in any material respect or (C) such registration or use of such prospectus would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Grace Period”); provided, that the Company shall promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Periods collectively shall exceed an aggregate of ninety (90) days during any three hundred sixty five (365) day period (each, an “Allowable Grace Period”). Notwithstanding the foregoing, prior to the first anniversary of the date of this Agreement, in no event shall any Grace Period exceed thirty (30) days and in no event shall any Grace Periods collectively exceed an aggregate of sixty (60) days. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to above and shall end on and include the later of (x) the date the Investors receive the notice referred to above (ii) and (y) the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer

12 applicable. Notwithstanding anything to the contrary, the Company shall, to the same extent as if there were no Grace Period, cause its transfer agent to deliver unlegended shares of Common Stock to a Transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled. (s) Except as required by applicable law, neither the Company nor any Subsidiary (as defined in the Securities Purchase Agreement) or affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and the Buyer being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that the foregoing shall not prohibit the Company from including a “Plan of Distribution” section in form reasonably satisfactory to the Investor in the Registration Statement. If the Company is required by law to identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market, prior to so identifying any such Investor, the Company shall promptly notify each such Investor of the legal requirement and give each such Investor a reasonable opportunity to persuade the applicable regulator that said disclosure is not required. If the applicable Investors are unable to eliminate the legal requirement to be identified as an underwriter, the applicable Investor shall have five (5) Business Days, or such shorter time as required by the applicable regulator or applicable law, to consent to such disclosure or to agree to withdraw as a selling shareholder under the Registration Statement. (t) Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyer in this Agreement or otherwise conflicts with the provisions hereof. 4. Obligations of the Investors. (a) At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. (b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement. (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f)

13 or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a Transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities, that otherwise would have resulted in the delivery of unlegended shares, with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled. (d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement. 5. Expenses of Registration. All reasonable and documented expenses, other than underwriting discounts and commissions and any fees and expenses of counsel engaged by any Investor (other than Legal Counsel designated pursuant to Section 2(d)), incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable and documented fees and disbursements of Legal Counsel in connection with the registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $30,000 for each such registration, filing or qualification without the prior written consent of the Company. 6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement: (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims (including claims asserted directly by or between an Indemnified Person and the Company), damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus if used prior to the effective date of such Registration Statement, or included in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary in order to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the

14 Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). For the avoidance of doubt, the Violations set forth in this Section 6(a) are intended to apply, and shall apply, to direct claims asserted by the Buyer against the Company as well as any third party claims asserted by an Indemnified Person (other than the Buyer) against the Company. Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; and (iii) shall not apply to amounts paid in settlement of any direct claim by or between an Indemnified Person and the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the Transfer of the Registrable Securities by the Investors pursuant to Section 9. (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the Transfer of the Registrable Securities by the Investors pursuant to Section 9. (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and, except in the case of a direct claim, for which the remainder of this Section 6(c) shall not apply, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel

15 with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6. The provisions of this Section 6(c) shall not apply to direct claims between the Company and the Buyer. (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law. 7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement. 8. Reports Under the Exchange Act.

16 With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (the delivery of which will be satisfied by the Company’s filing of such reports with the SEC through EDGAR), and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration. 9. Assignment of Registration Rights. The rights under this Agreement may be assigned to a Transferee of Registrable Securities (i) if such Transferee is a Permitted Transferee or (ii) with the prior written consent of the Company, provided the applicable Transferee has delivered to the Company a duly executed Adoption Agreement. 10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement. 11. Miscellaneous. (a) If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities. (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending

17 party); (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be: If to the Company: Daktronics, Inc. 201 Daktronics Drive Brookings, SD 57006 E-Mail: legal@daktronics.com With a copy (for informational purposes only) to each of: Vinson & Elkins L.L.P. 1114 Avenue of the Americas, 32nd Floor New York, NY 10036 Attention: Steve Gill; Francisco Morales Barron; Jackson O’Maley Email: sgill@velaw.com; fmorales@velaw.com; jomaley@velaw.com and Winthrop & Weinstine, P.A. Capella Tower, Suite 3500 225 South 6th Street Minneapolis, MN 55402 Attention: Michele Vaillancourt; Evan Sheets Email: mvaillancourt@winthrop.com; esheets@winthrop.com If to the Transfer Agent: Equiniti Trust Company 1110 Centre Pointe Curve, Suite 101 Mendota Heights, MN 55120 Attention: Martin J. Knapp Telephone: (651) 450-4027 Email: Martin.Knapp@equiniti.com If to Legal Counsel: Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Telephone: (617) 570-1751 Attention: James P. Barri, Jared J. Fine and Kim De Glossop. Email: jbarri@goodwinlaw.com, jfine@goodwinlaw.com and kdeglossop@goodwinlaw.com If to the Buyer, to its address, facsimile number and/or email address set forth on the Buyer Schedule attached hereto, with copies to such Buyer’s representatives as set forth on the Buyer Schedule, or to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or

18 email containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. (e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). (f) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. (g) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

19 (i) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or email transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. (j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. (k) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the outstanding Notes then held by the Investors have been converted for Registrable Securities without regard to any limitations on redemption and/or conversion of the Notes. (l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. (m) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. (n) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. (o) Legal Counsel may rely on instructions from the Required Holders. [Signature Page Follows]

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above. BUYER: ALTA FOX OPPORTUNITIES FUND, LP By: Alta Fox GenPar, LP, its general partner By: Alta Fox Equity, LLC, its general partner By: Name: Patrick Connor Haley Title: Manager

BUYER SCHEDULE Buyer Buyer Address and Facsimile Number Buyer’s Representative’s Address Alta Fox Opportunities Fund, LP 640 Taylor Street, Ste. 2522 Fort Worth, Texas 76102 (817) 350-4230 operations@altafoxcapital.com Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Telephone: (617) 570-1751 Attention: James P. Barri, Jared J. Fine and Kim De Glossop Email: jbarri@goodwinlaw.com, jfine@goodwinlaw.com and kdeglossop@goodwinlaw.com